UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

ART’S-WAY MANUFACTURING CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer Identification No.)

5556 Highway 9 Armstrong, Iowa 50514
(Address of Principal Executive Offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers

On January 26, 2012, Art’s-Way Manufacturing Co., Inc (the “Company”) promoted Jason D. Feucht to Chief Financial Officer. Mr. Feucht has served as the Company’s Director of Finance since January 24, 2011. In his role as Chief Financial Officer, Mr. Feucht will perform the duties of principal financial officer. In connection with Mr. Feucht’s appointment, Carrie Majeski will no longer serve as principal financial officer. Mrs. Majeski will continue to serve as President and Chief Executive Officer.

Mr. Feucht, 41, has 17 years of experience in financial and accounting positions in several industries.  Prior to joining the Company, he served as a Financial and Operational Analyst for Liguria Foods, Inc. from 2009 to 2010.  Mr. Feucht’s previous positions were with LodgeNet, Inc. as a Senior Financial Analyst from 2008 to 2009, and Perficient, Inc. as a Director Of Planning and Analysis from 2004 to 2008.  Earlier in his career, Mr. Feucht held various positions at IBM Global Services and DD Pyle Company, P.C.  Mr. Feucht graduated from Iowa State University in 1994 with a BS in accounting and in 2001 with an MBA.

On December 20, 2011, prior to Mr. Feucht’s promotion to Chief Financial Officer, the Company entered into an employment agreement (the “Agreement”) with Mr. Feucht in his role as Director of Finance. The Agreement will not be materially amended in connection with Mr. Feucht’s promotion to Chief Financial Officer.

Also on January 26, 2012, David R. Castle provided the Company with notice of his intent not to stand for reelection to the Board of Directors of the Company at the 2012 Annual Meeting of Stockholders.  Mr. Castle’s decision not to pursue reelection was not due to a disagreement with the Company. Mr. Castle will continue to serve as a director of the Company until the expiration of his term at the 2012 Annual Meeting of Stockholders.

Item 8.01               Other Events.

On February 1, 2012, the Company issued a press release regarding Mr. Feucht’s appointment as Chief Financial Officer. The full text of the  press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements:  None

(b)           Pro forma financial information:  None

(c)	Shell Company Transactions: None

(d)           Exhibits:

99.1	Press Release dated February 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2012
ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Majeski
Carrie L. Majeski
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ART’S-WAY MANUFACTURING CO., INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 26, 2012	000-05131

Exhibit No.                            Item

99.1	Press Release dated February 1, 2012